UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 30, 1999
                                                 ----------------------------


                        WASHINGTON GAS LIGHT COMPANY
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           (Exact name of registrant as specified in its charter)



District of Columbia and Virginia         1-1483              53-0162882
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  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)


1100 H Street, N.W., Washington, D.C.                                20080
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:       (703) 750-4440
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                                      None
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         (Former name or former address, if changed since last report)




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Item 5. Other Events
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         Washington Gas Light Company announced on December 30, 1999, subject to receipt of the necessary approvals, that it intends to reorganize its corporate structure to form a holding company known as WGL Holdings, Inc. As a result of the reorganization, WGL Holdings, Inc. would be a "public utility holding company" under the Public Utility Holding Company Act of 1935. Washington Gas Light Company stated that it is taking the necessary steps to obtain regulatory and shareholders' approvals and plans to file an S-4 registration statement with the Securities and Exchange Commission in January 2000. Under the new structure, Washington Gas Light Company, as the regulated utility, and the subsidiaries it currently holds, would each operate as separate subsidiaries of WGL Holdings, Inc. Washington Gas Light Company will continue to operate as the regulated
local  natural  gas  distribution   company  throughout  the  Washington,   D.C.
metropolitan region.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WASHINGTON GAS LIGHT COMPANY
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                                                   (Registrant)


Date: December 30, 1999                      By: /s/ Frederic M. Kline
      -----------------                          ---------------------------
                                                     Frederic M. Kline
                                                     Vice President and
                                                     Chief Financial Officer